EXHIBIT 31(a)
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                                  CERTIFICATION
   pursuant to Rules 13a-15 and 15d-15 of the Securities Exchange Act of 1934

I, Robert A. Lerman, Chief Executive Officer of Thermodynetics, Inc., certify that:

1. I have reviewed this quarterly report on Form 10-QSB of Thermodynetics, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in this report;

4. The Company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and have:

         a) designed such disclosure controls and procedures to provide that material information relating to the Company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

         b) designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

         c) evaluated the overall effectiveness of the Company's disclosure controls and procedures to provide that material information relating to the registrant, as of the end of the period covered by this report based on such evaluation; and

         d) disclosed in this report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter (the Company's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

5. The Company's other certifying officers and I have disclosed, based on our knowledge and our most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's Board of Directors:

         a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls over financial reporting.


         Date:  November 11, 2005   By:      /s/  Robert A. Lerman
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                                          Robert A. Lerman
                                          President and Chief Executive Officer